Exhibit 99.1

Financial Contact:

Josh Hirsberg

(702) 792-7234

joshhirsberg@boydgaming.com

Media Contact:

Rob Meyne

(702) 792-7353

robmeyne@boydgaming.com

BOYD GAMING REPORTS SECOND QUARTER RESULTS

LAS VEGAS – AUGUST 3, 2010 – Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the second quarter ended June 30, 2010.

For the quarter, we reported net income of $3.4 million, or $0.04 per share, compared to net income of $12.8 million, or $0.15 per share, in the same period last year. Certain pre-tax items resulted in a net increase in income of $1.3 million ($0.8 million, net of tax, or $0.01 per share) during the second quarter 2010. By comparison, the second quarter 2009 included certain pre-tax items that had a net effect of decreasing net income by $3.6 million ($2.3 million, net of tax, or $0.03 per share). Pre-tax items in the second quarter 2010 and 2009 are listed in a table at the end of this press release.

Adjusted Earnings(1) for the second quarter 2010 were $4.2 million, or $0.05 per share, compared to $10.4 million, or $0.12 per share, for the same period in 2009.

Net revenues were $578.4 million for the second quarter 2010, compared to $614.5 million(2) during the same quarter in 2009, a decrease of 5.9%. Total Adjusted EBITDA was $113.5 million for the quarter, a decrease of 19.0% from $140.2 million(2) in the prior year.

Commenting on the quarter, Keith Smith, President and Chief Executive Officer of Boyd Gaming, said “Despite a difficult May and June, our overall performance was consistent with the previous two quarters, and generally in line with our expectations. The lingering effects of the recession have left consumers unusually sensitive to shifts in the economy, and they now react more quickly to economic data and other developments, such as fluctuations in the stock market. Although conditions remain uncertain, we believe long-term stabilizing trends are still in place, and that year-over-year growth is achievable by the end of 2010.”

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

(2)	See financial schedules at the end of this release for reconciliations relative to the pro forma effect of the consolidation of Borgata as if such consolidation had occurred as of the beginning of the period presented.

Year-To-Date Results

We reported net income for the six months ended June 30, 2010 of $11.8 million, or $0.14 per share. By comparison, we reported a loss of $1.1 million, or $0.01 per share for the six months ended June 30, 2009.

Adjusted Earnings for the six months ended June 30, 2010 were $13.1 million, or $0.15 per share, as compared to $23.4 million, or $0.27 per share for the six-month period in 2009.

Net revenues as reported were $993.6 million and $857.8 million for the six months ended June 30, 2010 and June 30, 2009, respectively. Total Adjusted EBITDA was $204.9 million for the current six-month period. By comparison, total Adjusted EBITDA for the first six months of 2009 was $216.6 million. The 2010 results reflect the consolidation of Borgata, effective March 24, 2010. On a pro forma consolidated basis, as of the beginning of the six month periods ended June 30, 2010 and 2009, net revenues were $1.15 billion and $1.24 billion, respectively. Given the pro forma effect of the consolidation of Borgata, as of the beginning of each period, Adjusted EBITDA on a comparable basis was $229.8 million and $283.4 million for the six-month periods ended June 30, 2010, and 2009, respectively.

Key Operations Review

Las Vegas Locals

In our Las Vegas Locals segment, second quarter 2010 net revenues were $153.1 million versus $166.1 million for the second quarter of 2009. Second quarter 2010 Adjusted EBITDA was $36.8 million, a 16.2% decrease from the $43.9 million in the same quarter of 2009. While the decline in the second quarter of 2010 was higher than the previous quarter, it is a marked improvement over the declines we experienced throughout 2009.

Downtown

Our Downtown Las Vegas properties generated net revenues of $55.2 million for the second quarter 2010, compared to $57.6 million in the second quarter 2009. Adjusted EBITDA was $9.3 million, a decrease of 21.2% from $11.8 million in the second quarter 2009. Results in the Downtown region showed sequential quarterly improvement, despite continued lower spend per visit and reduced visitor volumes.

Midwest and South

In our Midwest and South region, we recorded $181.7 million in net revenues for the second quarter 2010, compared to $197.3 million for the same period in 2009. Adjusted EBITDA for the current period was $35.6 million, a decrease of 20.9% from the $45.0 million reported in the second quarter of 2009. Our Louisiana properties continue to account for the majority of the region’s year-over-year decline, as they face tough comparable results from the strong levels experienced throughout most of 2009. Overall, the Midwest and South region continued to show trends similar to the previous two quarters.

Borgata

Borgata’s net revenues for the second quarter 2010 were $186.9 million, versus $191.5 million in the second quarter 2009. Adjusted EBITDA was $43.0 million, down 9.9% from $47.7 million in the comparable period in 2009. Borgata’s quarterly performance was negatively impacted by higher promotional activity from competitors in Pennsylvania, higher utility costs due to unseasonably hot weather, and reduced day trip visitation to the Atlantic City market in June.

Paul Chakmak, Chief Operating Officer of Boyd Gaming, said: “As we expected, our largest decrease came from the Midwest and South Region, where the Louisiana properties will continue to face difficult comparisons to the strong results they posted through the third quarter of 2009. In Las Vegas, the Locals business declined at a slightly higher rate than the first quarter, but still showed marked improvement over the large quarterly declines we saw throughout 2009. In the aggregate, our business performed as anticipated, and we remain on track to continue reducing year-over-year EBITDA declines.”

Key Financial Statistics

The following is additional information as of and for the three months ended June 30, 2010:

•	Cash, excluding Borgata: $78.2 million

•	Cash at Borgata: $21.9 million

•	Debt, excluding Borgata: $2.52 billion

•	Debt at Borgata: $626.9 million

Conference Call Information

We will host our second quarter 2010 conference call today, August 3, at 12:00 p.m. Eastern. The conference call number is 888.679.8033 and the passcode is 28265494. Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com, www.streetevents.com, or http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=95703&eventID=3223877

Pre-registrants will be issued a pin number to use when dialing into the live call, which will provide quick access to the conference by skipping the operator sequence upon connection.

Following the call’s completion, a replay will be available by dialing 888.286.8010 today, August 3, beginning two hours after the completion of the call and continuing through Tuesday, August 10. The passcode for the replay will be 78991526. The replay will also be available on the Internet at www.boydgaming.com.

The results of Borgata for the period from April 1, 2010 through June 30, 2010 are included in our condensed consolidated statement of operations for the three months ended June 30, 2010, and its results for the period from March 24, 2010 through June 30, 2010 are included in our condensed consolidated statement of operations for the six months ended June 30, 2010.

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(In thousands, except per share data)
Revenues
Gaming	$490,132	$353,597	$840,537	$719,660
Food and beverage	94,020	58,688	154,002	117,729
Room	58,671	32,548	90,105	63,189
Other	33,813	24,486	57,635	51,421

Gross revenues	676,636	469,319	1,142,279	951,999
Less promotional allowances	98,190	46,369	148,698	94,204

Net revenues	578,446	422,950	993,581	857,795

Costs and expenses
Gaming	229,755	167,427	397,860	340,339
Food and beverage	49,149	32,114	81,791	63,498
Room	13,056	10,069	23,106	20,026
Other	27,006	19,553	46,244	38,867
Selling, general and administrative	99,666	72,618	169,944	146,591
Maintenance and utilities	37,970	22,973	62,109	45,359
Depreciation and amortization	55,408	42,093	95,454	84,745
Corporate expense	13,526	11,036	25,615	23,721
Preopening expenses	1,243	4,054	2,306	9,893
Write-downs and other charges, net	1,991	(1,835)	3,592	27,128

Total costs and expenses	528,770	380,102	908,021	800,167

Operating income from Borgata	—	13,310	8,146	25,732

Operating income	49,676	56,158	93,706	83,360

Other expense (income)
Interest income	—	—	(4)	(4)
Interest expense, net of amounts capitalized	34,650	36,235	63,657	81,506
Gain on early retirements of debt	(1,912)	(6,057)	(3,949)	(8,457)
Other non-operating expenses from Borgata, net	—	4,504	3,133	9,026

Total other expense, net	32,738	34,682	62,837	82,071

Income before income taxes	16,938	21,476	30,869	1,289
Income taxes	(4,912)	(8,698)	(9,161)	(2,339)

Net income (loss)	12,026	12,778	21,708	(1,050)
Noncontrolling interest	(8,644)	—	(9,891)	—

Net income (loss) attributable to Boyd Gaming Corporation	$3,382	$12,778	$11,817	$(1,050)

Basic net income (loss) per common share	$0.04	$0.15	$0.14	$(0.01)

Weighted average basic shares outstanding	86,511	86,254	86,471	86,591

Diluted net income (loss) per common share	$0.04	$0.15	$0.14	$(0.01)

Weighted average diluted shares outstanding	86,942	86,291	86,743	86,591

The following table sets forth the consolidation of Borgata from a basis comparable to the historical reporting by Boyd Gaming Corporation. For purposes of this presentation, and consistent with GAAP, Borgata has been consolidated for the entire period presented, or for the period from April 1, 2010 through June 30, 2010. The historical column reflects the equity method accounting for Borgata. The consolidating columns are presented for purposes of additional disclosure and as a reconciliation to the current GAAP presentation of Boyd Gaming Corporation.

	Three Months Ended June 30, 2010
	Boyd Gaming Corp Historical	MDDC LLC	Adjustments	Boyd Gaming Corp GAAP
	(In thousands, except per share data)
Revenues
Gaming	$325,602	$164,530	$—	$490,132
Food and beverage	58,026	35,994	—	94,020
Room	30,967	27,704	—	58,671
Other	23,117	10,696	—	33,813

Gross revenues	437,712	238,924	—	676,636
Less promotional allowances	46,158	52,032	—	98,190

Net revenues	391,554	186,892	—	578,446

Costs and expenses
Gaming	162,807	66,948	—	229,755
Food and beverage	31,726	17,423	—	49,149
Room	9,597	3,459	—	13,056
Other	18,391	8,615	—	27,006
Selling, general and administrative	67,825	31,841	—	99,666
Maintenance and utilities	22,324	15,646	—	37,970
Depreciation and amortization	37,172	18,236	—	55,408
Corporate expense	13,526	—	—	13,526
Preopening expenses	1,243	—	—	1,243
Write-downs and other charges, net	1,979	12	—	1,991

Total costs and expenses	366,590	162,180	—	528,770

Operating income from Borgata	12,356	—	(12,356)	—

Operating income	37,320	24,712	(12,356)	49,676

Other expense (income)
Interest expense, net of amounts capitalized	29,062	5,588	—	34,650
Gain on early retirements of debt	(1,912)	—	—	(1,912)
Other non-operating expenses from Borgata, net	3,713	—	(3,713)	—

Total other expense, net	30,863	5,588	(3,713)	32,738

Income before income taxes	6,457	19,124	(8,643)	16,938
Income taxes	(3,075)	(1,837)	—	(4,912)

Net income	3,382	17,287	(8,643)	12,026
Noncontrolling interest	—	—	(8,644)	(8,644)

Net income attributable to Boyd Gaming Corporation	$3,382	$17,287	$(17,287)	$3,382

Basic net income per common share	$0.04			$0.04

Weighted average basic shares outstanding	86,511			86,511

Diluted net income per common share	$0.04			$0.04

Weighted average diluted shares outstanding	86,942			86,942

The following table sets forth the consolidation of Borgata from a basis comparable to the historical reporting by Boyd Gaming Corporation. For purposes of this presentation, and consistent with GAAP, Borgata has been consolidated for the period from March 24, 2010 through June 30, 2010. The historical column reflects the equity method accounting for Borgata. The consolidating columns are presented for purposes of additional disclosure and as a reconciliation to the current GAAP presentation of Boyd Gaming Corporation.

	Six Months Ended June 30, 2010
	Boyd Gaming Corp As Reported	MDDC LLC 3/24/2010 to 6/30/2010	Adjustments	Boyd Gaming Corp GAAP
	(In thousands, except per share data)
Revenues
Gaming	$660,062	$180,475	$—	$840,537
Food and beverage	114,862	39,140	—	154,002
Room	60,153	29,952	—	90,105
Other	46,275	11,360	—	57,635

Gross revenues	881,352	260,927	—	1,142,279
Less promotional allowances	91,439	57,259	—	148,698

Net revenues	789,913	203,668	—	993,581

Costs and expenses
Gaming	326,787	71,073	—	397,860
Food and beverage	61,898	19,893	—	81,791
Room	18,882	4,224	—	23,106
Other	37,051	9,193	—	46,244
Selling, general and administrative	136,644	33,300	—	169,944
Maintenance and utilities	43,987	18,122	—	62,109
Depreciation and amortization	75,593	19,861	—	95,454
Corporate expense	25,615	—	—	25,615
Preopening expenses	2,306	—	—	2,306
Write-downs and other charges, net	3,580	12	—	3,592

Total costs and expenses	732,343	175,678	—	908,021

Operating income from Borgata	22,141	—	(13,995)	8,146

Operating income	79,711	27,990	(13,995)	93,706

Other expense (income)
Interest income	(4)	—	—	(4)
Interest expense, net of amounts capitalized	57,585	6,072	—	63,657
Gain on early retirements of debt	(3,949)	—	—	(3,949)
Other non-operating expenses from Borgata, net	7,238	—	(4,105)	3,133

Total other expense, net	60,870	6,072	(4,105)	62,837

Income before income taxes	18,841	21,918	(9,890)	30,869
Income taxes	(7,024)	(2,137)	—	(9,161)

Net income	11,817	19,781	(9,890)	21,708
Noncontrolling interest	—	—	(9,891)	(9,891)

Net income attributable to Boyd Gaming Corporation	$11,817	$19,781	$(19,781)	$11,817

Basic net income per common share	$0.14			$0.14

Weighted average basic shares outstanding	86,471			86,471

Diluted net income per common share	$0.14			$0.14

Weighted average diluted shares outstanding	86,743			86,743

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on January 1, 2009 for the three months ended June 30, 2009. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Three Months Ended June 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)
Revenues
Gaming	$353,597	$173,837	$—	$527,434
Food and beverage	58,688	34,490	—	93,178
Room	32,548	27,123	—	59,671
Other	24,486	10,302	—	34,788

Gross revenues	469,319	245,752	—	715,071
Less promotional allowances	46,369	54,239	—	100,608

Net revenues	422,950	191,513	—	614,463

Costs and expenses
Gaming	167,427	69,814	—	237,241
Food and beverage	32,114	15,290	—	47,404
Room	10,069	2,798	—	12,867
Other	19,553	9,192	—	28,745
Selling, general and administrative	72,618	32,864	—	105,482
Maintenance and utilities	22,973	13,829	—	36,802
Depreciation and amortization	42,093	20,040	325	62,458
Corporate expense	11,036	—	—	11,036
Preopening expenses	4,054	346	—	4,400
Write-downs and other charges, net	(1,835)	71	—	(1,764)

Total costs and expenses	380,102	164,244	325	544,671

Operating income from Borgata	13,310	—	(13,310)	—

Operating income	56,158	27,269	(13,635)	69,792

Other expense (income)
Interest expense, net of amounts capitalized	36,235	7,447	—	43,682
Gain on early retirements of debt	(6,057)	—	—	(6,057)
Other non-operating expenses from Borgata, net	4,504	—	(4,504)	—

Total other expense, net	34,682	7,447	(4,504)	37,625

Income before income taxes	21,476	19,822	(9,131)	32,167
Income taxes	(8,698)	(1,561)	—	(10,259)

Net income	12,778	18,261	(9,131)	21,908
Noncontrolling interest	—	—	(9,130)	(9,130)

Net income attributable to Boyd Gaming Corporation	$12,778	$18,261	$(18,261)	$12,778

Basic net income per common share	$0.15			$0.15

Weighted average basic shares outstanding	86,254			86,254

Diluted net income per common share	$0.15			$0.15

Weighted average diluted shares outstanding	86,291			86,291

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on January 1, 2009 for the six months ended June 30, 2009. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Six Months Ended June 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except share and per share data)
Revenues
Gaming	$719,660	$342,686	$—	$1,062,346
Food and beverage	117,729	68,483	—	186,212
Room	63,189	53,164	—	116,353
Other	51,421	19,607	—	71,028

Gross revenues	951,999	483,940	—	1,435,939
Less promotional allowances	94,204	104,537	—	198,741

Net revenues	857,795	379,403	—	1,237,198

Costs and expenses
Gaming	340,339	140,542	—	480,881
Food and beverage	63,498	30,077	—	93,575
Room	20,026	5,262	—	25,288
Other	38,867	16,080	—	54,947
Selling, general and administrative	146,591	64,630	—	211,221
Maintenance and utilities	45,359	29,160	—	74,519
Depreciation and amortization	84,745	40,131	649	125,525
Corporate expense	23,721	—	—	23,721
Preopening expenses	9,893	699	—	10,592
Write-downs and other charges, net	27,128	61	—	27,189

Total costs and expenses	800,167	326,642	649	1,127,458

Operating income from Borgata	25,732	—	(25,732)	—

Operating income	83,360	52,761	(26,381)	109,740

Other expense (income)
Interest income	(4)	—	—	(4)
Interest expense, net of amounts capitalized	81,506	15,458	—	96,964
Gain on early retirements of debt	(8,457)	—	—	(8,457)
Other non-operating expenses from Borgata, net	9,026	—	(9,026)	—

Total other expense, net	82,071	15,458	(9,026)	88,503

Income before income taxes	1,289	37,303	(17,355)	21,237
Income taxes	(2,339)	(2,593)	—	(4,932)

Net income (loss)	(1,050)	34,710	(17,355)	16,305
Noncontrolling interest	—	—	(17,355)	(17,355)

Net income (loss) attributable to Boyd Gaming Corporation	$(1,050)	$34,710	$(34,710)	$(1,050)

Basic and diluted net loss per common share	$(0.01)			$(0.01)

Weighted average basic and diluted shares outstanding	86,591			86,591

The following table reconciles the net income (loss) in accordance with GAAP to adjusted earnings and adjusted earnings per share.

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(In thousands, except per share data)
Net income (loss) attributable to Boyd Gaming Corporation	$3,382	$12,778	$11,817	$(1,050)
Adjustments:
Preopening expenses	1,243	4,054	2,306	9,893
Our share of Borgata’s preopening expenses	—	173	—	349
Our share of Borgata’s write-downs and other items, net	6	36	40	31
Gain on early retirements of debt	(1,912)	(6,057)	(3,949)	(8,457)
Write-downs and other charges, net	1,979	(1,835)	3,580	27,128
Prior period interest expense related to the finalization of our purchase price for Dania Jai-Alai	—	—	—	8,883
Income tax effect for above adjustments	(468)	1,280	(702)	(13,346)

Adjusted earnings	$4,230	$10,429	$13,092	$23,431

Adjusted earnings per diluted share (Adjusted EPS)	$0.05	$0.12	$0.15	$0.27

Weighted average diluted shares outstanding	86,942	86,291	86,743	86,591

The following table illustrates the impact of the above adjustments on earnings per share.

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Diluted net income (loss) per common share	$0.04	$0.15	$0.14	$(0.01)
Adjustments:
Preopening expenses	0.02	0.05	0.03	0.12
Our share of Borgata’s preopening expenses	—	—	—	—
Our share of Borgata’s write-downs and other items, net	—	—	—	—
Gain on early retirements of debt	(0.03)	(0.07)	(0.05)	(0.10)
Write-downs and other charges, net	0.02	(0.02)	0.04	0.32
Prior period interest expense related to the finalization of our purchase price for Dania Jai-Alai	—	—	—	0.10
Income tax effect for above adjustments	—	0.01	(0.01)	(0.16)

Adjusted earnings per diluted share (Adjusted EPS)	$0.05	$0.12	$0.15	$0.27

The following table presents Net Revenues and Adjusted EBITDA by operating segment and reconciles Adjusted EBITDA to net income (loss) attributable to Boyd Gaming Corporation for the three and six months ended June 30, 2010 and 2009. Note that the results from Dania Jai-Alai are classified as part of total other operating costs and expenses and are not included in Adjusted EBITDA. Additionally, the results for the three months ended June 30, 2010, as reported in the table below, reflect the consolidation of Borgata for the entire period and the results for the six months ended June 30, 2010 reflect the consolidation of Borgata for the period from March 24, 2010 through June 30, 2010. The three and six month periods ended June 30, 2009 are reported on a historical basis.

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(In thousands)
Net Revenues
Las Vegas Locals	$153,078	$166,127	$309,650	$336,226
Downtown Las Vegas (a)	55,183	57,577	109,190	116,243
Midwest and South	181,719	197,297	367,526	401,221
Atlantic City	186,892	—	203,668	—

Reportable Segment Net revenues	576,872	421,001	990,034	853,690
Other	1,574	1,949	3,547	4,105

Net revenues	$578,446	$422,950	$993,581	$857,795

Adjusted EBITDA
Las Vegas Locals	$36,810	$43,917	$77,223	$89,237
Downtown Las Vegas	9,310	11,800	17,682	25,154
Midwest and South	35,590	45,010	74,869	93,598

Wholly-owned property Adjusted EBITDA	81,710	100,727	169,774	207,989
Corporate expense (c)	(11,171)	(8,216)	(20,921)	(18,196)

Wholly-owned Adjusted EBITDA	70,539	92,511	148,853	189,793
Atlantic City	42,960	—	47,863	—
Our share of Borgata’s operating income before net amortization, preopening and other items (d)	—	13,844	8,180	26,761

Adjusted EBITDA (e)	113,499	106,355	204,896	216,554

Other operating costs and expenses
Deferred rent	1,067	1,088	2,135	2,177
Depreciation and amortization (f)	55,408	42,418	95,454	85,394
Preopening expenses	1,243	4,054	2,306	9,893
Our share of Borgata’s preopening expenses	—	173	—	349
Our share of Borgata’s write-downs and other items, net	—	36	34	31
Share-based compensation expense	2,872	3,506	5,728	6,898
Write-downs and other charges, net	1,991	(1,835)	3,592	27,128
Other (g)	1,242	757	1,941	1,324

Total other operating costs and expenses	63,823	50,197	111,190	133,194

Operating income	49,676	56,158	93,706	83,360

Other non-operating items
Interest expense, net (b)	34,650	36,235	63,653	81,502
Gain on early retirements of debt	(1,912)	(6,057)	(3,949)	(8,457)
Our share of Borgata’s non-operating expenses, net	—	4,504	3,133	9,026

Total other non-operating costs and expenses, net	32,738	34,682	62,837	82,071

Income (loss) before income taxes	16,938	21,476	30,869	1,289
Income taxes	(4,912)	(8,698)	(9,161)	(2,339)

Net income (loss)	12,026	12,778	21,708	(1,050)
Noncontrolling interest	(8,644)	—	(9,891)	—

Net income (loss) attributable to Boyd Gaming Corporation	$3,382	$12,778	$11,817	$(1,050)

The following table sets forth the consolidation of Borgata from a basis comparable to the historical reporting by Boyd Gaming Corporation. For purposes of this presentation, and consistent with GAAP, Borgata has been consolidated for the entire period presented, or for the period from April 1, 2010 through June 30, 2010. The historical column reflects the equity method accounting for Borgata. The consolidating columns are presented for purposes of additional disclosure and as a reconciliation to the current GAAP presentation of Boyd Gaming Corporation.

	Three Months Ended June 30, 2010
	Boyd Gaming Corp Historical	MDDC LLC 4/1/2010 to 6/30/2010	Adjustments	Boyd Gaming Corp GAAP
	(In thousands)
Net Revenues
Las Vegas Locals	$153,078	$—	$—	$153,078
Downtown Las Vegas (a)	55,183	—	—	55,183
Midwest and South	181,719	—	—	181,719
Atlantic City	—	186,892	—	186,892

Reportable Segment Net revenues	389,980	186,892	—	576,872
Other	1,574	—	—	1,574

Net revenues	$391,554	$186,892	$—	$578,446

Adjusted EBITDA
Las Vegas Locals	$36,810	$—	$—	$36,810
Downtown Las Vegas	9,310	—	—	9,310
Midwest and South	35,590	—	—	35,590

Wholly-owned property Adjusted EBITDA	81,710	—	—	81,710
Corporate expense (c)	(11,171)	—	—	(11,171)

Wholly-owned Adjusted EBITDA	70,539	—	—	70,539
Atlantic City	—	42,960	—	42,960
Our share of Borgata’s operating income before net amortization, preopening and other items (d)	12,362	—	(12,362)	—

Adjusted EBITDA (e)	82,901	42,960	(12,362)	113,499

Other operating costs and expenses		—	—
Deferred rent	1,067	—	—	1,067
Depreciation and amortization (f)	37,172	18,236	—	55,408
Preopening expenses	1,243	—	—	1,243
Our share of Borgata’s preopening expenses	—	—	—	—
Our share of Borgata’s write-downs and other items, net	6	—	(6)	—
Share-based compensation expense	2,872	—	—	2,872
Write-downs and other charges, net	1,979	12	—	1,991
Other	1,242	—	—	1,242

Total other operating costs and expenses	45,581	18,248	(6)	63,823

Operating income	37,320	24,712	(12,356)	49,676

Other non-operating items
Interest expense, net (b)	29,062	5,588	—	34,650
Gain on early retirements of debt	(1,912)	—		(1,912)
Our share of Borgata’s non-operating expenses, net	3,713	—	(3,713)	—

Total other non-operating costs and expenses, net	30,863	5,588	(3,713)	32,738

Income before income taxes	6,457	19,124	(8,643)	16,938
Income taxes	(3,075)	(1,837)	—	(4,912)

Net income	3,382	17,287	(8,643)	12,026
Noncontrolling interest	—	—	(8,644)	(8,644)

Net income attributable to Boyd Gaming Corporation	$3,382	$17,287	$(17,287)	$3,382

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on January 1, 2010, for the six months ended June 30, 2010. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Six Months Ended June 30, 2010
	Boyd Gaming Corp As Reported	MDDC LLC 1/1/2010 to 3/23/2010	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Net Revenues
Las Vegas Locals	$309,650	$—	$—	$309,650
Downtown Las Vegas (a)	109,190	—	—	109,190
Midwest and South	367,526	—	—	367,526
Atlantic City	203,668	158,289	—	361,957

Reportable Segment Net revenues	990,034	158,289	—	1,148,323
Other	3,547	—	—	3,547

Net revenues	$993,581	$158,289	$—	$1,151,870

Adjusted EBITDA
Las Vegas Locals	$77,223	$—	$—	$77,223
Downtown Las Vegas	17,682	—	—	17,682
Midwest and South	74,869	—	—	74,869

Wholly-owned property Adjusted EBITDA	169,774	—	—	169,774
Corporate expense (c)	(20,921)	—	—	(20,921)

Wholly-owned Adjusted EBITDA	148,853	—	—	148,853
Atlantic City	47,863	33,113	—	80,976
Our share of Borgata’s operating income before net amortization, preopening and other items (d)	8,180	—	(8,180)	—

Adjusted EBITDA (e)	204,896	33,113	(8,180)	229,829

Other operating costs and expenses		—	—
Deferred rent	2,135	—	—	2,135
Depreciation and amortization (f)	95,454	16,754	—	112,208
Preopening expenses	2,306	—	—	2,306
Our share of Borgata’s preopening expenses	—	—	—	—
Our share of Borgata’s write-downs and other items, net	34	—	(34)	—
Share-based compensation expense	5,728	—	—	5,728
Write-downs and other charges, net	3,592	68	—	3,660
Other	1,941	—	—	1,941

Total other operating costs and expenses	111,190	16,822	(34)	127,978

Operating income	93,706	16,291	(8,146)	101,851

Other non-operating items
Interest expense, net (b)	63,653	5,060	—	68,713
Gain on early retirements of debt	(3,949)	—	—	(3,949)
Our share of Borgata’s non-operating expenses, net	3,133	—	(3,133)	—

Total other non-operating costs and expenses, net	62,837	5,060	(3,133)	64,764

Income before income taxes	30,869	11,231	(5,013)	37,087
Income taxes	(9,161)	(1,206)	—	(10,367)

Net income	21,708	10,025	(5,013)	26,720
Noncontrolling interest	(9,891)	—	(5,012)	(14,903)

Net income attributable to Boyd Gaming Corporation	$11,817	$10,025	$(10,025)	$11,817

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on January 1, 2009 for the three months ended June 30, 2009. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Three Months Ended June 30, 2009
	Boyd Gaming Corp As Reported	MDDC LLC 4/1/2009 to 6/30/2009	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Net Revenues
Las Vegas Locals	$166,127	$—	$—	$166,127
Downtown Las Vegas (a)	57,577	—	—	57,577
Midwest and South	197,297	—	—	197,297
Atlantic City	—	191,513	—	191,513

Reportable Segment Net revenues	421,001	191,513	—	612,514
Other	1,949	—	—	1,949

Net revenues	$422,950	$191,513	$—	$614,463

Adjusted EBITDA
Las Vegas Locals	$43,917	$—	$—	$43,917
Downtown Las Vegas	11,800	—	—	11,800
Midwest and South	45,010	—	—	45,010

Wholly-owned property Adjusted EBITDA	100,727	—	—	100,727
Corporate expense (c)	(8,216)	—	—	(8,216)

Wholly-owned Adjusted EBITDA	92,511	—	—	92,511
Atlantic City	—	47,726	—	47,726
Our share of Borgata’s operating income before net amortization, preopening and other items (d)	13,844	—	(13,844)	—

Adjusted EBITDA (e)	106,355	47,726	(13,844)	140,237

Other operating costs and expenses		—	—
Deferred rent	1,088	—	—	1,088
Depreciation and amortization (f)	42,418	20,040	—	62,458
Preopening expenses	4,054	346	—	4,400
Our share of Borgata’s preopening expenses	173	—	(173)	—
Our share of Borgata’s write-downs and other items, net	36	—	(36)	—
Share-based compensation expense	3,506	—	—	3,506
Write-downs and other charges, net	(1,835)	71	—	(1,764)
Other	757	—	—	757

Total other operating costs and expenses	50,197	20,457	(209)	70,445

Operating income	56,158	27,269	(13,635)	69,792

Other non-operating items
Interest expense, net (b)	36,235	7,447	—	43,682
Gain on early retirements of debt	(6,057)	—	—	(6,057)
Our share of Borgata’s non-operating expenses, net	4,504	—	(4,504)	—

Total other non-operating costs and expenses, net	34,682	7,447	(4,504)	37,625

Income before income taxes	21,476	19,822	(9,131)	32,167
Income taxes	(8,698)	(1,561)	—	(10,259)

Net income	12,778	18,261	(9,131)	21,908
Noncontrolling interest	—	—	(9,130)	(9,130)

Net income attributable to Boyd Gaming Corporation	$12,778	$18,261	$(18,261)	$12,778

The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred on January 1, 2009, for the six months ended June 30, 2009. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results would have been had the consolidation of Borgata been completed as of the earlier dates, nor are they indicative of any future results.

	Six Months Ended June 30, 2009
	Boyd Gaming Corp As Reported	MDDC LLC 1/1/2009 to 6/30/2009	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Net Revenues
Las Vegas Locals	$336,226	$—	$—	$336,226
Downtown Las Vegas (a)	116,243	—	—	116,243
Midwest and South	401,221	—	—	401,221
Atlantic City	—	379,403	—	379,403

Reportable Segment Net revenues	853,690	379,403	—	1,233,093
Other	4,105	—	—	4,105

Net revenues	$857,795	$379,403	$—	$1,237,198

Adjusted EBITDA
Las Vegas Locals	$89,237	$—	$—	$89,237
Downtown Las Vegas	25,154	—	—	25,154
Midwest and South	93,598	—	—	93,598

Wholly-owned property Adjusted EBITDA	207,989	—	—	207,989
Corporate expense (c)	(18,196)	—	—	(18,196)

Wholly-owned Adjusted EBITDA	189,793	—	—	189,793
Atlantic City	—	93,652	—	93,652
Our share of Borgata’s operating income before net amortization, preopening and other items (d)	26,761	—	(26,761)	—

Adjusted EBITDA (e)	216,554	93,652	(26,761)	283,445

Other operating costs and expenses		—	—
Deferred rent	2,177	—	—	2,177
Depreciation and amortization (f)	85,394	40,131	—	125,525
Preopening expenses	9,893	699	—	10,592
Our share of Borgata’s preopening expenses	349	—	(349)	—
Our share of Borgata’s write-downs and other items, net	31	—	(31)	—
Share-based compensation expense	6,898	—	—	6,898
Write-downs and other charges, net	27,128	61	—	27,189
Other	1,324	—	—	1,324

Total other operating costs and expenses	133,194	40,891	(380)	173,705

Operating income	83,360	52,761	(26,381)	109,740

Other non-operating items
Interest expense, net (b)	81,502	15,458	—	96,960
Gain on early retirements of debt	(8,457)	—	—	(8,457)
Our share of Borgata’s non-operating expenses, net	9,026	—	(9,026)	—

Total other non-operating costs and expenses, net	82,071	15,458	(9,026)	88,503

Income before income taxes	1,289	37,303	(17,355)	21,237
Income taxes	(2,339)	(2,593)	—	(4,932)

Net income (loss)	(1,050)	34,710	(17,355)	16,305
Noncontrolling interest	—	—	(17,355)	(17,355)

Net income (loss) attributable to Boyd Gaming Corporation	$(1,050)	$34,710	$(34,710)	$(1,050)

(a)	Includes revenues related to Vacations Hawaii and other travel related entities of $7.7 million and $15.1 million for the three and six months ended June 30, 2010, respectively, and $7.5 million and $16.3 million for the three and six months ended June 30, 2009, respectively.
(b)	Net of interest income and amounts capitalized.

(c)	The following table reconciles the presentation of corporate expense on our condensed consolidated statements of operations to the presentation on the accompanying table.

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(In thousands)
Corporate expense as reported on our condensed consolidated statements of operations	$13,526	$11,036	$25,615	$23,721
Corporate share-based compensation expense	(2,355)	(2,820)	(4,694)	(5,525)

Corporate expense as reported on the accompanying table	$11,171	$8,216	$20,921	$18,196

(d)	The following table reconciles the presentation of our share of Borgata’s operating income on our condensed consolidated statements of operations to the presentation of our share of Borgata’s results on the accompanying table.

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(In thousands)
Operating income from Borgata, as reported on our condensed consolidated statements of operations	$—	$13,310	$8,146	$25,732
Add back:
Net amortization expense related to our investment in Borgata	—	325	—	649
Our share of preopening expenses	—	173	—	349
Our share of write-downs and other items, net	—	36	34	31

Our share of Borgata’s operating income before net amortization, preopening and other items as reported on the accompanying table	$—	$13,844	$8,180	$26,761

(e)	The following table reconciles Adjusted EBITDA to EBITDA and net income (loss) attributable to Boyd Gaming.

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(In thousands)
Adjusted EBITDA	$113,499	$106,355	$204,896	$216,554
Deferred rent	1,067	1,088	2,135	2,177
Preopening expenses	1,243	4,054	2,306	9,893
Our share of Borgata’s preopening expenses	—	173	—	349
Our share of Borgata’s write-downs and other items, net	—	36	34	31
Share-based compensation expense	2,872	3,506	5,728	6,898
Write-downs and other charges, net	1,991	(1,835)	3,592	27,128
Gain on early retirements of debt	(1,912)	(6,057)	(3,949)	(8,457)
Other non-operating expenses from Borgata, net	—	4,504	3,133	9,026
Other	1,242	757	1,941	1,324

EBITDA	106,996	100,129	189,976	168,185

Depreciation and amortization	55,408	42,418	95,454	85,394
Interest expense, net	34,650	36,235	63,653	81,502
Income taxes	4,912	8,698	9,161	2,339

Net income (loss)	$12,026	$12,778	$21,708	$(1,050)
Noncontrolling interest	(8,644)	—	(9,891)	—

Net income (loss) attributable to Boyd Gaming Corporation	$3,382	$12,778	$11,817	$(1,050)

(f)	The following table reconciles the presentation of depreciation and amortization on our condensed consolidated statements of operations to the presentation on the accompanying table.

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(In thousands)
Depreciation and amortization as reported on our condensed consolidated statements of operations	$55,408	$42,093	$95,454	$84,745
Net amortization expense related to our investment in Borgata	—	325	—	649

Depreciation and amortization as reported on the accompanying table	$55,408	$42,418	$95,454	$85,394

The following table reports Borgata’s financial results.

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(In thousands)
Gaming revenue	$164,530	$173,837	$318,306	$342,686
Non-gaming revenue	74,394	71,915	145,002	141,254

Gross revenues	238,924	245,752	463,308	483,940
Less promotional allowances	52,032	54,239	101,350	104,537

Net revenues	186,892	191,513	361,958	379,403

Operating expenses	143,932	143,787	280,981	285,751
Depreciation and amortization	18,236	20,040	36,615	40,131
Preopening expenses	—	346	—	699
Write-downs and other items, net	12	71	80	61

Operating income	24,712	27,269	44,282	52,761

Interest expense, net	(5,588)	(7,447)	(11,132)	(15,458)
Provision for state income taxes	(1,837)	(1,561)	(3,343)	(2,593)

Total non-operating expenses	(7,425)	(9,008)	(14,475)	(18,051)

Net income	$17,287	$18,261	$29,807	$34,710

The following table reconciles our share of Borgata’s financial results to the amounts reported on our condensed consolidated statements of operations.

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(In thousands)
Our share of Borgata’s operating income	$—	$13,635	$8,146	$26,381
Net amortization expense related to our investment in Borgata	—	(325)	—	(649)

Operating income from Borgata, as reported on our condensed consolidated statements of operations	$—	$13,310	$8,146	$25,732

Other non-operating expenses from Borgata, as reported on our condensed consolidated statements of operations	$—	$4,504	$3,133	$9,026

The following table reconciles operating income to Adjusted EBITDA for Borgata.

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(In thousands)
Operating income	$24,712	$27,269	$44,282	$52,761
Depreciation and amortization	18,236	20,040	36,615	40,131
Preopening expenses	—	346	—	699
Write-downs and other items, net	12	71	80	61

Adjusted EBITDA	$42,960	$47,726	$80,977	$93,652

The following table reconciles Adjusted EBITDA to EBITDA and net income for Borgata.

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(In thousands)
Adjusted EBITDA	$42,960	$47,726	$80,977	$93,652
Preopening expenses	—	346	—	699
Write-downs and other items, net	12	71	80	61

EBITDA	42,948	47,309	80,897	92,892

Depreciation and amortization	18,236	20,040	36,615	40,131
Interest expense, net	5,588	7,447	11,132	15,458
Provision for income taxes	1,837	1,561	3,343	2,593

Net income	$17,287	$18,261	$29,807	$34,710

Footnotes and Safe Harbor Statements

Non-GAAP Financial Measures

Regulation G, “Conditions for Use of Non-GAAP Financial Measures,” prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted Earnings, Adjusted Earnings Per Share (Adjusted EPS) and net revenues (excluding the 8 days of consolidation for Borgata). The following discussion defines these terms and why we believe they are useful measures of our performance.

In the accompanying release, and the Company’s periodic reports filed with the Securities and Exchange Commission, Dania Jai-Alai’s results are included as part of total other operating costs and expenses. In addition, as of the same date, we reclassified the reporting of corporate expense to exclude it from our subtotal for Reportable Segment Adjusted EBITDA and include it as part of total other operating costs and expenses. Furthermore, in the Company’s periodic reports, corporate expense is presented to include its portion of share-based compensation expense.

Net Revenues

Net revenues are commonly displayed on the face of our condensed consolidated statement of operations in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”) to represent our gross revenues less promotional allowances. While the term is used throughout this release to refer to such presentation, in certain instances it also includes an additional net amount representing the exclusion of the eight days of the consolidation of Borgata. A reconciliation of net revenues is included in the financial schedules accompanying this release. We reflect net revenues in this earnings release net of the consolidated results of Borgata since March 24, 2010 in order to provide comparability among periods. We think that the presentation of net revenues in this manner, for this earnings release, provides investors with a better ability to assess our business from period to period.

EBITDA and Adjusted EBITDA

EBITDA is a commonly used measure of performance in our industry which we believe, when considered with measures calculated in accordance with GAAP, gives investors a more complete understanding of operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present and future operating results and as a means to evaluate the results of core on- going operations. We do not reflect such items when calculating EBITDA; however, we adjust for these items and refer to this measure as Adjusted EBITDA. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this press release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by management in its financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management’s internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA as a measure in determining the value of acquisitions and dispositions. Adjusted EBITDA is also widely used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, preopening expenses, share-based compensation expense, write-downs and other charges, net, increase in value of derivative instruments, gain on early retirements of debt, other non-operating expenses, and our share of Borgata’s non-operating expenses, preopening expenses and other items and write-downs, net. In addition, Adjusted EBITDA includes corporate expense. A reconciliation of Adjusted EBITDA to EBITDA and net income (loss), based upon GAAP, is included in the financial schedules accompanying this release.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income (loss) before preopening expenses, increase in value of derivative instruments, write-downs and other charges, net, gain on early retirements of debt, prior period interest expense related to the finalization of our purchase price for Dania Jai-Alai, accelerated interest expense related to our bank credit facility amendment, certain one-time permanent tax readjustments, other non-operating expenses, and our share of Borgata’s preopening expenses and other items and write-downs, net. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry. A reconciliation of net loss based upon GAAP to Adjusted Earnings and Adjusted EPS are included in the financial schedules accompanying this release.

Pro Forma Effect of Consolidation of Borgata

The effective change in control of Borgata was triggered at the end of the first quarter 2010. For purposes of comparability throughout this release, when such results are reported on a consolidated basis, the results of the prior year are retroactively recast to present such results on a consolidated basis, comparable to the current period. Additionally, for further purposes of comparability, certain year to date amounts have been presented on a pro forma basis, as if the consolidation of Borgata had occurred as of the beginning of the period presented (i.e. January 1, for the six months ended June 30, 2010, or June 30, 2009, as applicable).

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA or Adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and Adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward Looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company’s expectations, goals or intentions regarding the future, including, but not limited to, statements regarding consumer sentiment and consumer sensitivities, that long-term stabilizing trends are still in place, trends in the Company’s various regions of operation, including the continued trends in the Company’s Midwest and South region, that the Company remains on track to continue reducing year-over-year EBITDA declines, and statements regarding the Company’s resources and strategy, and future outlook. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: fluctuations in our operating results; recovery of our properties in various markets; the economic downturn and its effect on consumer spending and our results of operations; consumer reaction to fluctuations in the stock market and economic factors; the fact that our expansion, development and renovation projects (including enhancements to improve property performance) are subject to many risks inherent in expansion, development or construction of a new or existing project; the effects of events adversely impacting the economy or the regions from which we draw a significant percentage of our customers; competition; litigation; financial community and rating agency perceptions of the Company; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, filed with the SEC, and in the Company’s other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Headquartered in Las Vegas, Boyd Gaming Corporation (NYSE: BYD) is a leading diversified owner and operator of 16 gaming entertainment properties located in Nevada, New Jersey, Mississippi, Illinois, Indiana, and Louisiana. Boyd Gaming press releases are available at www.prnewswire.com. Additional news and information on Boyd Gaming can be found at www.boydgaming.com.